Subsequent Event	6 Months Ended
Jun. 30, 2020
Subsequent Event
Subsequent Event

15 Subsequent Event

July 2020 Offering

On July 14, 2020, the Company completed a follow-on offering of 3,500,000 common shares of the Company, consisting of 2,000,000 common shares offered by the Company and 1,500,000 common shares offered by selling shareholders at a price to the public of USD 14.00 per common share (i.e. EUR 12.71 per share). Aggregate offering proceeds, net of underwriting discounts and commissions, were EUR 24 million to the Company and EUR 18 million to the selling shareholders.

Upon the completion of the offering, proceeds to certain selling holders, who are also the shareholders backing 2016 VSOP under Centogene GmbH, were received by the Company, which were then used to settle the payables to the vested option holders in July 2020.

These unaudited interim condensed consolidated financial statements were approved by management on September 23, 2020.